Filed pursuant to Rule 497(e)
Registration Nos. 333-264478; 811-23793

Defiance Daily Target 2X Long BITF ETF (BTFL)

Defiance Daily Target 2X Long RKT ETF (RKTL)

Each listed on Cboe BZX Exchange, Inc.

March 6, 2026

Supplement to the

Prospectus dated December 23, 2025

The Board of Trustees of Tidal Trust II (“Trust”) has approved a reverse stock split of the issued and outstanding shares of each of the Defiance Daily Target 2X Long BITF ETF and Defiance Daily Target 2X Long RKT ETF (each a “Fund”). Effective March 20, 2026 (the “Effective Date”), each Fund will effect a reverse split of its issued and outstanding shares as follows:

Reverse Split Ratio	Approximate decrease in total number of outstanding shares
1:2	50%

As of the Effective Date, each Fund’s CUSIP will change as noted in the table below:

Fund	Old CUSIP	New CUSIP
Defiance Daily Target 2X Long BITF ETF	88636X716	88636Y706
Defiance Daily Target 2X Long RKT ETF	88636X641	88636Y805

As a result of these reverse splits, shareholders of a Fund will receive one share for the number of shares indicated in the applicable ratio. For example, a 1-for-2 split means every two pre-split shares will be combined into one post-split share.

The total market value of each investor’s holdings will remain unchanged immediately following the reverse split, as the share price will adjust proportionally to reflect the reduced number of shares.

No action is required by current shareholders. The Depository Trust Company (“DTC”) will handle the splits automatically, and updated share balances will appear in shareholder accounts following the Effective Date.

Filed pursuant to Rule 497(e)
Registration Nos. 333-264478; 811-23793

Redemption of Fractional Shares and Tax Consequences of the Reverse Split

The reverse split may result in a shareholder holding a fractional share of the Fund. However, fractional shares cannot trade on a Fund’s exchange. Depending on the policies of a shareholder’s broker, shareholders who otherwise would be entitled to receive fractional shares may instead receive an amount of cash equivalent to the value of a fraction of one share to which such holder would otherwise be entitled. Please consult your broker about its policies regarding fractional shares. The redemption of such fractional shares may have tax implications for those shareholders, and a shareholder could recognize a gain or a loss in connection with the redemption of the shareholder’s fractional shares. Otherwise, the reverse split is not expected to result in a taxable transaction for Fund shareholders. Please consult your tax advisor about the potential tax consequences. No transaction fee will be imposed on shareholders for the redemption of fractional shares.

Please retain this Supplement for future reference.

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